Filed Pursuant to Rule 433

Dated November 17, 2016

Registration Statement No. 333-202508

FINAL TERM SHEET

2.350% Notes due 2019

Issuer:	Abbott Laboratories

Principal Amount:	$2,850,000,000

Coupon:	2.350%

Maturity:	November 22, 2019

Price to Public:	99.902% plus accrued interest, if any, from November 22, 2016

Yield to maturity:	2.384%

Benchmark Treasury:	1.000% due November 15, 2019

Spread to Benchmark Treasury:	+105 bps

Treasury Price and Yield:	99-00 ¾ / 1.334%

Coupon Dates:	Semiannually on May 22 and November 22

First Coupon:	May 22, 2017

Settlement Date:	November 22, 2016

Optional Redemption Provisions:

Abbott may redeem the notes, at any time at its option, in whole or from time to time in part, at a redemption price equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 20 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

Special Mandatory	As described in the Preliminary Prospectus Supplement dated

Redemption Provisions:	November 17, 2016.

CUSIP:	002824 BC3

Joint Bookrunning Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated Barclays Capital Inc. Morgan Stanley & Co. LLC SG Americas Securities, LLC

Co-Managers:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

Santander Investment Securities Inc.

HSBC Securities (USA) Inc.

Standard Chartered Bank

Goldman, Sachs & Co.

BBVA Securities Inc.

ING Financial Markets LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, Barclays Capital Inc. at (888) 603-5847, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.

FINAL TERM SHEET

2.900% Notes due 2021

Issuer:	Abbott Laboratories

Principal Amount:	$2,850,000,000

Coupon:	2.900%

Maturity:	November 30, 2021

Price to Public:	99.823% plus accrued interest, if any, from November 22, 2016

Yield to maturity:	2.938%

Benchmark Treasury:	1.250% due October 31, 2021

Spread to Benchmark Treasury:	+120 bps

Treasury Price and Yield:	97-22 ¼ / 1.738%

Coupon Dates:	Semiannually on May 30 and November 30

First Coupon:	May 30, 2017

Settlement Date:	November 22, 2016

Optional Redemption Provisions:

Abbott may redeem the notes, at any time at its option, in whole or from time to time in part, at a redemption price equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 20 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

Notwithstanding the foregoing, if the notes are redeemed on or after October 30, 2021, the redemption price will be 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 BD1

Joint Bookrunning Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated Barclays Capital Inc. Morgan Stanley & Co. LLC Citigroup Global Markets Inc.

Co-Managers:

BNP Paribas Securities Corp.

Deutsche Bank Securities Inc.

SG Americas Securities, LLC

MUFG Securities Americas Inc.

Santander Investment Securities Inc.

HSBC Securities (USA) Inc.

Standard Chartered Bank

Goldman, Sachs & Co.

BBVA Securities Inc.

ING Financial Markets LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, Barclays Capital Inc. at (888) 603-5847, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.

FINAL TERM SHEET

3.400% Notes due 2023

Issuer:	Abbott Laboratories

Principal Amount:	$1,500,000,000

Coupon:	3.400%

Maturity:	November 30, 2023

Price to Public:	99.529% plus accrued interest, if any, from November 22, 2016

Yield to maturity:	3.476%

Benchmark Treasury:	1.625% due October 31, 2023

Spread to Benchmark Treasury:	+140 bps

Treasury Price and Yield:	97-03 / 2.076%

Coupon Dates:	Semiannually on May 30 and November 30

First Coupon:	May 30, 2017

Settlement Date:	November 22, 2016

Optional Redemption Provisions:

Abbott may redeem the notes, at any time at its option, in whole or from time to time in part, at a redemption price equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 25 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

Notwithstanding the foregoing, if the notes are redeemed on or after September 30, 2023, the redemption price will be 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

Special Mandatory	As described in the Preliminary Prospectus Supplement dated

Redemption Provisions:	November 17, 2016.

CUSIP:	002824 BE9

Joint Bookrunning Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated Barclays Capital Inc. Morgan Stanley & Co. LLC Deutsche Bank Securities Inc.

Co-Managers:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

SG Americas Securities, LLC

MUFG Securities Americas Inc.

Santander Investment Securities Inc.

HSBC Securities (USA) Inc.

Standard Chartered Bank

Goldman, Sachs & Co.

BBVA Securities Inc.

ING Financial Markets LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, Barclays Capital Inc. at (888) 603-5847, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.

FINAL TERM SHEET

3.750% Notes due 2026

Issuer:	Abbott Laboratories

Principal Amount:	$3,000,000,000

Coupon:	3.750%

Maturity:	November 30, 2026

Price to Public:	99.256% plus accrued interest, if any, from November 22, 2016

Yield to maturity:	3.840%

Benchmark Treasury:	2.000% due November 15, 2026

Spread to Benchmark Treasury:	+155 bps

Treasury Price and Yield:	97-13+ / 2.290%

Coupon Dates:	Semiannually on May 30 and November 30

First Coupon:	May 30, 2017

Settlement Date:	November 22, 2016

Optional Redemption Provisions:

Abbott may redeem the notes, at any time at its option, in whole or from time to time in part, at a redemption price equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 25 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

Notwithstanding the foregoing, if the notes are redeemed on or after August 30, 2026, the redemption price will be 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

Special Mandatory	As described in the Preliminary Prospectus Supplement dated

Redemption Provisions:	November 17, 2016.

CUSIP:	002824 BF6

Joint Bookrunning Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated Barclays Capital Inc. Morgan Stanley & Co. LLC Deutsche Bank Securities Inc.

Co-Managers:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

SG Americas Securities, LLC

MUFG Securities Americas Inc.

Santander Investment Securities Inc.

HSBC Securities (USA) Inc.

Standard Chartered Bank

Goldman, Sachs & Co.

BBVA Securities Inc.

ING Financial Markets LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, Barclays Capital Inc. at (888) 603-5847, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.

FINAL TERM SHEET

4.750% Notes due 2036

Issuer:	Abbott Laboratories

Principal Amount:	$1,650,000,000

Coupon:	4.750%

Maturity:	November 30, 2036

Price to Public:	99.360% plus accrued interest, if any, from November 22, 2016

Yield to maturity:	4.800%

Benchmark Treasury:	2.250% due August 15, 2046

Spread to Benchmark Treasury:	+175 bps

Treasury Price and Yield:	84-14 / 3.050%

Coupon Dates:	Semiannually on May 30 and November 30

First Coupon:	May 30, 2017

Settlement Date:	November 22, 2016

Optional Redemption Provisions:

Abbott may redeem the notes, at any time at its option, in whole or from time to time in part, at a redemption price equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 30 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

Notwithstanding the foregoing, if the notes are redeemed on or after May 30, 2036, the redemption price will be 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

Special Mandatory	As described in the Preliminary Prospectus Supplement dated

Redemption Provisions:	November 17, 2016.

CUSIP:	002824 BG4

Joint Bookrunning Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated Barclays Capital Inc. Morgan Stanley & Co. LLC MUFG Securities Americas Inc.

Co-Managers:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

SG Americas Securities, LLC

Santander Investment Securities Inc.

HSBC Securities (USA) Inc.

Standard Chartered Bank

Goldman, Sachs & Co.

BBVA Securities Inc.

ING Financial Markets LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, Barclays Capital Inc. at (888) 603-5847, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.

FINAL TERM SHEET

4.900% Notes due 2046

Issuer:	Abbott Laboratories

Principal Amount:	$3,250,000,000

Coupon:	4.900%

Maturity:	November 30, 2046

Price to Public:	99.221% plus accrued interest, if any, from November 22, 2016

Yield to maturity:	4.950%

Benchmark Treasury:	2.250% due August 15, 2046

Spread to Benchmark Treasury:	+190 bps

Treasury Price and Yield:	84-14 / 3.050%

Coupon Dates:	Semiannually on May 30 and November 30

First Coupon:	May 30, 2017

Settlement Date:	November 22, 2016

Optional Redemption Provisions:

Abbott may redeem the notes, at any time at its option, in whole or from time to time in part, at a redemption price equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 30 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

Notwithstanding the foregoing, if the notes are redeemed on or after May 30, 2046, the redemption price will be 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

Special Mandatory	As described in the Preliminary Prospectus Supplement dated

Redemption Provisions:	November 17, 2016.

CUSIP:	002824 BH2

Joint Bookrunning Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated Barclays Capital Inc. Morgan Stanley & Co. LLC BNP Paribas Securities Corp.

Co-Managers:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

SG Americas Securities, LLC

MUFG Securities Americas Inc.

Santander Investment Securities Inc.

HSBC Securities (USA) Inc.

Standard Chartered Bank

Goldman, Sachs & Co.

BBVA Securities Inc.

ING Financial Markets LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, Barclays Capital Inc. at (888) 603-5847, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.